UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022 (January 11, 2022)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8401 McClure Drive

Fort Smith, Arkansas 72916

(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 11, 2022, Traci L. Sowersby, vice president – controller and chief accounting officer of ArcBest Corporation (the “Company”), informed the Company that she will be retiring in February 2023.

On January 17, 2022, the Company announced that Jason Parks, currently assistant corporate controller, will replace Ms. Sowersby and become vice president – controller and chief accounting officer of the Company, effective March 1, 2023. Upon the effective date, Mr. Parks will become the Company’s principal accounting officer.

Jason Parks, 42, joined the Company in 2014 as senior manager – corporate accounting and was promoted to his current role in 2018. Prior to joining the Company, Mr. Parks was employed for nine years with Ernst & Young, most recently as senior manager. He holds a bachelor’s degree in accounting from the University of Arkansas-Fort Smith and is a licensed CPA in the state of Arkansas.

Mr. Parks has no family relationships with any director, executive officer, or person nominated by the Company to become a director or executive officer of the Company. There is no arrangement or understanding between Mr. Parks and any other person pursuant to which Mr. Parks was selected as an officer, nor is he party to any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Parks will receive salary, short and long-term incentives and future equity opportunities in accordance with the Company’s then-existing executive compensation program and will participate in other benefit and compensation plans in effect as of the date of his appointment in 2023, at levels consistent with his position and scope of responsibility.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCBEST CORPORATION

(Registrant)

Date:	January 18, 2022	/s/ Michael R. Johns
Michael R. Johns
Vice President – General Counsel and Corporate Secretary